                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


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                                 AvantGo, Inc.
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            (Exact name of Registrant as specified in its charter)


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              Delaware                                  94-3275789
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(State of incorporation or organization)        (I.R.S. Employer Identification
                                                               No.)


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1700 South Amphlett Blvd., Suite 300       San Mateo, CA             94402
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(Address of principal executive offices)                           (Zip Code)



       Securities to be registered pursuant to Section 12(b) of the Act:
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                                NOT APPLICABLE
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       Securities to be registered pursuant to Section 12(g) of the Act:
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                       COMMON STOCK,  $0.0001 PAR VALUE
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                               (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered
       --------------------------------------------------------

Incorporated by reference to "Description of Capital Stock" section and "Shares Eligible for Future Sale" section on pages 66-70 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 8, 2000, as amended (file number 333-38888) (the "S-1 Registration Statement"). The description contained in the section entitled "Description of Capital Stock" appearing in the Registrant's Final prospectus to Rule 424(b) shall be deemed to be incorporated herein by reference.

Item 2. Exhibits
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1.   Specimen of Common Stock Certificate - Incorporated herein by reference to
     Exhibit 4.1 to the S-1 Registration Statement.

2. Certificate of Incorporation to be effective upon completion of the offering- Incorporated herein by reference to Exhibit 3.2 to the S-1 Registration Statement.

3. Form of Amended and Restated By-Laws to be effective upon the completion of the offering - Incorporated herein by reference to Exhibit 3.4 to the S-1 Registration Statement.

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

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Date: September 18, 2000
                                          AvantGo, Inc.

                                    By:   /s/ Richard Owen
                                          ----------------
                                          Richard Owen
                                          Chief Executive Officer

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

                                    Exhibits
                                    --------


 Exhibit
   No                                             Description
---------  -------------------------------------------------------------------------------------------
       1.  Specimen of Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the
           Form S-1 Registration Statement.

       2.  Certificate of Incorporation to be effective upon completion of the offering, incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

       3.  Form of Amended and Restated By-Laws to be effective upon the completion of the offering, incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.

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